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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 26, 2005
                                                 --------------

                          Hudson Valley Holding Corp.
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               (Exact Name of Registrant as specified in charter)



       New York                      030525                13-3148745
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(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)


  21 Scarsdale Road, Yonkers New York                   10707
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code  (914) 961-6100
                                                   ----------------


 Not applicable
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(Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a.-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 26, 2005, the registrant issued a press release reporting its financial results for the quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01 OTHER EVENTS

On April 26, 2005, the registrant issued a press release announcing a cash dividend. A copy of the press release is attached hereto as Exhibit 99.1 to the Current Report on Form 8-K.

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. We have attempted to identify forward-looking statements by terminology including "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "should" or "will" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, that may cause our or the banking industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description
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99.1            Press release dated April 26, 2005 issued by Hudson
                Valley Holding Corp.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       HUDSON VALLEY HOLDING CORP.

                                       By:  /s/ Stephen R. Brown
                                           -------------------------------------
                                              Senior Executive Vice President,
                                                Chief Financial Officer and
                                                         Treasurer

April 27, 2005